EXHIBIT 10.1

                    AMENDMENT AGREEMENT NUMBER SEVEN
                     TO LOAN AND SECURITY AGREEMENT



	THIS AMENDMENT AGREEMENT NUMBER SEVEN TO LOAN AND SECURITY AGREEMENT (this "Seventh Amendment") dated as of May 25, 2006, is entered into by and between CALAMP CORP., a Delaware corporation formerly known as CALIFORNIA AMPLIFIER, INC. ("Borrower") and U.S. Bank National Association, a national banking association ("Bank").


                                    RECITALS

     A. Borrower and Bank are parties to that certain Loan and Security Agreement dated as of May 2, 2002, between Borrower and Bank (the "Original Loan and Security Agreement"), as amended by that certain Amendment Agreement Number One to Loan and Security Agreement dated as of April 3, 2003, between Borrower and Bank, that certain Amendment Agreement Number Two to Loan and Security Agreement dated as of July 3, 2003, between Borrower and Bank, that certain Amendment Agreement Number Three to Loan and Security Agreement dated as of January 5, 2004, between Borrower and Bank, that certain Amendment Agreement Number Four to Loan and Security Agreement dated as of February 27, 2004, between Borrower and Bank, that certain Amendment Agreement Number Five to Loan and Security Agreement dated as of November 23, 2004, between Borrower and Bank, and that certain Amendment Agreement Number Six to Loan and Security Agreement dated as of October 25, 2005 (the Original Loan and Security Agreement, as amended by such amendments, the "Existing Loan and Security Agreement"). The Existing Loan and Security Agreement, as amended and modified by this Seventh Amendment, is referred to hereinafter as the "Loan and Security Agreement." Capitalized terms not defined herein shall have the meanings ascribed to them in the Existing Loan and Security Agreement.

     B. As of the date hereof, Borrower has repaid in full all Advances made by Bank to Borrower under the Existing Loan and Security Agreement. Under the Existing Loan and Security Agreement, however, Bank has issued, and there are currently outstanding, two standby letters of credit issued by Bank for the account of Borrower in the aggregate amount of $2,875,000.00 (collectively, the "Existing Letters of Credit").

     C. Borrower has requested that Bank modify the Existing Loan and Security Agreement to, among other things, delete certain financial reporting requirements and financial covenants from the Loan and Security Agreement.

     D. Bank is willing to so amend the Existing Loan and Security Agreement on the terms and conditions herein.


                                   AGREEMENT

1.   RECITALS.   The Recitals above are incorporated herein by this reference
as if fully set forth herein.   Capitalized terms not otherwise defined in the
Recitals or otherwise in this Seventh Amendment shall have the meanings ascribed to them in the Existing Loan and Security Agreement.

2. EXTENSION OF REVOLVING MATURITY DATE. The definition of "Revolving Maturity Date" in Section 1.1 of the Existing Loan and Security Agreement is deleted in its entirety and replaced with the following:

"Revolving Maturity Date" means August 3, 2007.

3. DECREASE OF MAXIMUM REVOLVING AMOUNT. All references in that certain Revolver Note dated as of May 2, 2002, by Borrower in favor of Bank, as amended, to the principal amount thereof, are hereby deleted and replaced with "Two Million Eight Hundred Seventy-Five Thousand and 00/100 Dollars" or "$2,875,000.00," as appropriate. In addition, the definition of "Maximum Revolving Amount" in Section 1.1 of the Existing Loan and Security Agreement is deleted in its entirety and replaced with the following:

     "Maximum Revolving Amount" means $2,875,000.00.

4.   MODIFICATION OF LETTERS OF CREDIT PROVISION.  Subsections (a) and (b) of
Section 2.3 of the Existing Loan and Security Agreement are deleted in their entirety and replaced with the following:

     (a) Bank shall permit Letter of Credit No. SLCPPDX01728 in the amount of $1,875,000.00 issued by Bank for the benefit of Travelers Indemnity Company and Letter of Credit No. SLCPPDX01383 in the amount of $1,000,000.00 issued by Bank for the benefit of Evercom International Limited (collectively, the "Existing Letters of Credit") to remain outstanding through the Revolving Maturity Date, subject to the terms and conditions of this Agreement and all other documents and instruments issued in connection herewith, including, without limitation, the terms and conditions that provide to Bank the right not to renew one or both of the Existing Letters of Credit.

     (b) Bank shall have no obligation to issue for the account of Borrower any Letters of Credit other than the Existing Letters of Credit.

5. EXPIRATION OF LETTERS OF CREDIT. Subject to all the terms and conditions of this Seventh Amendment, the Existing Loan and Security Agreement that are not inconsistent with this Seventh Amendment, and all other documents and instruments issued in connection herewith, including, without limitation, the terms and conditions that provide to Bank the right not to renew the Existing Letters of Credit, the Existing Letters of Credit may remain outstanding through and including August 3, 2007 for so long as (a) is necessary to support the underlying obligations of Borrower to the beneficiaries of such Existing Letters of Credit and (b) there continues to exist, from and after July 3, 2006, either (i) a Safekeeping Account (as defined below) subject to the provisions of a Pledge Agreement (as defined below) and a Control Agreement (as defined below) that are in full force and effect, or (ii) a Pledged Account (as defined below) subject to the provisions of a Pledge Agreement that is in full force and effect. Borrower shall continue to be subject to the provisions of the Loan and Security Agreement, including, without limitation, Section 2.3 of the Loan and Security Agreement (as modified herein), with respect to the Existing Letters of Credit (and draws made thereon), until the Existing Letters of Credit are no longer outstanding and Bank has been reimbursed for any and all draws made on Letters of Credit and other amounts that Borrower is obligated to pay to Bank under the Loan and Security Agreement.

6. LETTER OF CREDIT FACILITY. Notwithstanding any provision to the contrary in the Existing Loan Agreement, or any Loan Document, as of the effectiveness of this Seventh Amendment:

     6.1 The only credit facility available to Borrower under the Existing Loan and Security Agreement or any Loan Document shall be the letter of credit facility described in Section 2.3 of the Loan and Security Agreement (as modified by this Seventh Amendment). The credit facilities described in Sections 2.1 and 2.2 of the Existing Loan and Security Agreement are terminated.

     6.2 Borrower shall have no right under the Loan and Security Agreement or any other Loan Document (a) to receive Advances or any other loans, or (b) have issued for its account any Letters of Credit other than the Existing Letters of Credit.

     6.3 All references in any Loan Document to a "maturity date" or final date on which extensions of credit owed by Borrower to Bank are due and payable are hereby deleted and replaced with "August 3, 2007." All references in any Loan Document to a date beyond which the Existing Letters of Credit shall not be extended are hereby deleted and replaced with "August 3, 2007."

7. SAFEKEEPING ACCOUNT OR PLEDGED ACCOUNT. As security for Borrower's obligations to Bank under the Loan and Security Agreement and the other Loan Documents, on or before July 3, 2006, Borrower shall either (a) deposit into a deposit account at Bank opened through the U.S. Bank Money Center the amount of $2,875,000.00 (such funds and account collectively, a "Safekeeping Account"), which account and the amounts deposited therein shall be pledged to Bank pursuant to a Pledge Agreement of even date herewith (a "Pledge Agreement") and a Control Agreement of even date herewith (a "Control Agreement") by and between Borrower and Bank in form and substance satisfactory to Bank in its sole discretion, or (b) deposit into a deposit account at Bank the amount of $2,875,000.00 (such funds and account collectively, a "Pledged Account"), which account and the amounts deposited therein shall be pledged to Bank pursuant to a Pledge Agreement by Borrower in favor of Bank in form and substance satisfactory to Bank in its sole discretion. During such time as any Existing Letter of Credit is issued and outstanding, either (i) a Safekeeping Account, a Pledge Agreement and a Control Agreement shall be valid, in full force and effect and not terminated or expired, or (ii) a Pledged Account and a Pledge Agreement shall be valid, in full force and effect and not terminated or expired.

FAILURE OF BORROWER TO PROVIDE TO BANK, ON OR BEFORE JULY 3, 2006, EITHER A SAFEKEEPING ACCOUNT, A PLEDGE AGREEMENT AND A CONTROL AGREEMENT OR A PLEDGED ACCOUNT AND A PLEDGE AGREEMENT, SHALL CONSTITUTE AN EVENT OF DEFAULT UNDER THE LOAN AND SECURITY AGREEMENT AND THE LOAN DOCUMENTS.

8. DELETION OF FINANCIAL REPORTING REQUIREMENTS. Sections 6.2 and 6.3 of the Existing Loan and Security Agreement (which require Borrower to provide certain financial reports to Bank), are hereby deleted in their entirety.

9. DELETION OF FINANCIAL COVENANTS. Sections 7.1, 7.2, 7.6, 7.8, 7.10, 7.11, 7.12, 7.13, 7.16 and 7.20 of the Existing Loan and Security Agreement (which contain financial covenants to be satisfied by Borrower), are hereby deleted in their entirety.

10. REPRESENTATIONS, WARRANTIES AND COVENANTS. Before and after giving effect to this Seventh Amendment, the representations and warranties in
Section 5 or elsewhere in the Existing Loan and Security Agreement shall be true and correct as though such representations and warranties were made on the date hereof. The execution by the Borrower of this Seventh Amendment shall be deemed a representation that the Borrower has complied with the foregoing condition. In addition, Borrower reaffirms all covenants contained in Sections 6 and 7 or elsewhere in the Existing Loan and Security Agreement (except as such covenants have been amended by this Seventh Amendment) as though such covenants were made on the date hereof. All of the terms of the Existing Loan and Security Agreement, except as expressly amended by this Seventh Amendment, shall remain unchanged and in full force and effect, and the remaking of the representations and warranties, and reaffirmation of the covenants, does not in any way limit the continued applicability of all the provisions of the Existing Loan and Security Agreement, as amended by this Seventh Amendment.

11.   CONDITIONS TO EFFECTIVENESS.	This Seventh Amendment shall become
effective upon the execution of this Seventh Amendment by Borrower and Bank and the delivery to Bank of such fully-executed Seventh Amendment on or before July 3, 2006.

12.   MISCELLANEOUS.

     12.1 Continuing Validity. Except as expressly modified above, the terms of the Existing Loan and Security Agreement and the other Loan Documents shall remain unchanged and in full force and effect. Consent by Bank to this Seventh Amendment does not waive Bank's right to require strict performance of any and all of the documents executed in connection with any credit extended pursuant to the Loan and Security Agreement or the other Loan Documents nor does Bank's consent obligate Bank to make any future modifications. Nothing in this Seventh Amendment shall constitute a satisfaction of the Loan and Security Agreement or any of the Loan Documents.

     12.2   Understanding of Borrower.

PRIOR TO SIGNING THIS SEVENTH AMENDMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS SEVENTH AMENDMENT AND ANY AND ALL RELATED DOCUMENTS.


IN WITNESS WHEREOF, each of Borrower and Bank agree to the terms and conditions of this Seventh Amendment as set forth above.

                                  Borrower:

                                  CALAMP CORP., a Delaware corporation
                                  formerly known as CALIFORNIA AMPLIFIER, INC.


                                  By:   /s/  Richard K. Vitelle
                                        -----------------------
                                        Richard K. Vitelle, VP Finance and CFO



                                   Bank:

                                   U.S. BANK NATIONAL ASSOCIATION, a
                                   national banking association


                                    By:   /s/ Gregg M. Hessick
                                          ---------------------
                                          Gregg M. Hessick, Vice President